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                                                                 Exhibit 10.24

                       PROMISSORY NOTE/SECURITY INTEREST

$227,867.50                                                    Phoenix, AZ
5.54% Interest                                                 November 8, 1999

     James Thorburn ("Thorburn") for value received, hereby promises to pay
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to the order of Semiconductor Components Industries, LLC ("SCI"), at its
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offices located at 5005 East McDowell Rd., Phoenix, AZ 85008, or such other place as the holder hereof may designate by notice to Thorburn, the principal amount of Two Hundred Twenty-Seven Thousand Eight Hundred Sixty-Seven Dollars and Fifty Cents ($227,867.50)("Principal Amount"), plus
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interest of 5.54 percent per annum ("Interest")(Interest payable hereunder
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shall be computed on the basis of actual days elapsed and a year of 360 days), in lawful money of the United States, in the manner set forth in
Section 1 hereof.

          1. Payment/Prepayment
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          (a) Thorburn shall pay all proceeds that he receives from any sale of any portion of the Property (as defined in Section 2 below) to the holder of the Note until the Principal Amount plus accrued Interest is paid in full. Thorburn shall make such payments as soon as practicable after the date of such sale (but in no event more than five (5) business days after such sale). For the avoidance of doubt, no payments of Principal Amount or Interest shall be due until Thorburn sells the Property or any portion thereof.

          (b) This Note may be prepaid at any time, in whole or in part, without penalty or premium. Each partial prepayment shall be applied first to the Interest and then to the Principal Amount. This Note is a non-recourse note secured by the Property (as defined in Section 2 below).

          2. Acknowledgement
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          Thorburn acknowledges and confirms that (i) SCI has loaned Thorburn the Principal Amount of the Note for the sole purpose of Thorburn purchasing 70,000 shares of common stock of Zilog Inc. (the "Property") and (ii) he will
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use the proceeds of the Note solely for such purpose.

          3. Event of Acceleration
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          The holder of this Note, by written notice to Thorburn, may declare the entire outstanding Principal Amount plus Interest immediately due and payable in the event that Thorburn breaches any of the terms of the Note or the Pledge and Security Agreement (a form of which is attached hereto)("Acceleration Event"), in which event the maturity of the then unpaid
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balance of the Note shall be accelerated and shall become immediately due and payable.


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          4. Security Interest
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     As collateral security for the full and timely payment of all amounts due under the Note, Thorburn hereby agrees to grant SCI a security interest in the Property by executing the Pledge and Security Agreement and pledging the Property to SCI, and Thorburn also agrees to execute any and all additional documents necessary to provide such security interest. SCI shall hold the Property in accordance with the Pledge and Security Agreement and shall release the Property upon payment of the Principal Amount and Interest in full, provided that SCI may, at Thorburn's request or upon default as provided above, dispose of any portion or all of the Property and offset any proceeds received upon such disposal against SCI's expenses (as provided in the Pledge and Security Agreement), then against the Principal Amount and Interest as payment of the Note in full and then pay over the excess proceeds, if any, to Thorburn. Upon payment of the Principal Amount and Interest under the Note, SCG shall promptly release its security interest in the Property.

          5. Miscellaneous
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     (a) Thorburn shall pay all costs and expenses incurred by the holder in connection with the collection of the Note, including reasonable attorneys' fees.

     (b) This Note shall be governed by and construed in accordance with the laws of Arizona applicable to agreements made and to be performed therein and cannot be changed orally.

     (c) No delay or failure on the part of the holder of this Note to exercise any power or right given under this Note, including, but not limited to, the right to accelerate the amounts due, shall operate as a waiver of the power or right and no right or remedy of the holder shall be deemed abridged or modified by any course of conduct. All rights and remedies existing hereunder are cumulative and not exclusive of each other or any rights or remedies otherwise available.

     (d) All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally, three days after being mailed by registered mail, return receipt requested, or the following day if sent by overnight courier service, to SCI, attention Secretary, at the address set forth at the beginning of this Note and to Thorburn at 5005 East McDowell Rd., Phoenix, AZ 85008, or such other address as either party may specify by notice given pursuant hereto.

     (e) To the extent permitted by applicable law, Thorburn hereby waives all benefit that might accrue by virtue of any present or future moratorium laws exempting any of the Property, or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Note (excepting only any stay of execution).

     (f) If any term or provision of this Note or the application thereof to any circumstance shall, to any extent, be invalid, illegal or unenforceable, such term or such provisions shall be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or thereof or the application

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of such term or provision to circumstances other than those as to which it is held invalid, illegal or unenforceable.

     (g) This Note shall not be transferable, except that SCI may transfer the Note to any other person or entity without Thorburn's consent.



                                           /s/ James Thorburn
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                                               James Thorburn




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